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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated June 29, 2001 included in Gadzoox Networks Inc.'s Annual Report on Form 10-K for the fiscal year ended March 31, 2001 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP

San Jose, California
July 9, 2001